Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,K. Hovnanian Enterprises Notes
Date of Purchase,01/07/2014
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price,100
Aggregate % of Issue Purchased by the Firm,3.596%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CHS/Community Health Systems Notes
Date of Purchase,01/15/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.82%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CHS/Community Health Systems Notes
Date of Purchase,01/15/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.27%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Credit Acceptance Corporation Notes
Date of Purchase,01/16/14
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.33%
"Commission, Spread or Profit",1.63%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Credit Agricole SA Notes
Date of Purchase,01/15/14
Underwriter From Whom Purchased,Credit Agricole
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,0.68%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CBS Outdoor Americas Capital LLC and CBS
Outdoor Americas Capital Corporation Notes
Date of Purchase,01/16/14
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.00%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CBS Outdoor Americas Capital LLC and CBS
Outdoor Americas Capital Corporation Notes
Date of Purchase,01/16/14
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.00%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,VTR Finance BV Notes
Date of Purchase,01/17/14
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,0.83%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,JLL/Delta Dutch Newco BV Notes
Date of Purchase,01/22/14
Underwriter From Whom Purchased,UBS Securities LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.22%
"Commission, Spread or Profit",2.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Forest Laboratories Inc. Notes
Date of Purchase,01/27/14
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.13%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,VTR Finance BV Notes
Date of Purchase,02/04/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $98.42
Aggregate % of Issue Purchased by the Firm,3.02%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Netflix Inc. Notes
Date of Purchase,02/04/14
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.41%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Chrysler Group LLC and CG Co-Issuer Inc.
Notes
Date of Purchase,02/04/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $108.25
Aggregate % of Issue Purchased by the Firm,6.03%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Chrysler Group LLC and CG Co-Issuer Inc.
Notes
Date of Purchase,02/04/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $110.50
Aggregate % of Issue Purchased by the Firm,6.02%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Micron Technology Inc. Notes
Date of Purchase,02/05/14
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.06%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Lennar Corp. Notes
Date of Purchase,02/05/14
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.79%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Ineos Group Holdings SA Notes
Date of Purchase,02/11/14
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.89%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Griffon Corporation Notes
Date of Purchase,02/12/14
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.76%
"Commission, Spread or Profit",1.36%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Covanta Holding Corporation Notes
Date of Purchase,02/20/14
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.80%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Advanced Micro Devices Notes
Date of Purchase,02/20/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.69%
"Commission, Spread or Profit",1.44%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,State Street Corporation Preferred
Date of Purchase,02/25/14
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $25.00
Aggregate % of Issue Purchased by the Firm,1.80%
"Commission, Spread or Profit",0.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Cloud Peak Energy Resources LLC and Cloud
Peak Energy Finance Corp. Notes
Date of Purchase,02/27/14
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.96%
"Commission, Spread or Profit",1.94%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,HCA Inc. Notes
Date of Purchase,03/03/14
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.77%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,HCA Inc. Notes
Date of Purchase,03/03/14
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.32%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Tesoro Corporation Notes
Date of Purchase,03/04/14
Underwriter From Whom Purchased,RBS Securities Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.42%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Tenet Healthcare Corporation Notes
Date of Purchase,03/05/14
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.63%
"Commission, Spread or Profit",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,The ADT Corporation Notes
Date of Purchase,03/05/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.71%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,RR Donnelley & Sons Company Notes
Date of Purchase,03/06/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.81%
"Commission, Spread or Profit",1.47%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Catamaran Corporation Notes
Date of Purchase,03/07/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.82%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Mediacom Broadband LLC and Mediacom
Broadband Corporation Notes
Date of Purchase,03/12/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.20%
"Commission, Spread or Profit",1.63%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Post Holdings Inc. Notes
Date of Purchase,03/12/14
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $105.75
Aggregate % of Issue Purchased by the Firm,8.07%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,United Rentals North (North America) Inc.
Notes
Date of Purchase,03/12/14
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $105.25
Aggregate % of Issue Purchased by the Firm,4.56%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,United Rentals North (North America) Inc.
Notes
Date of Purchase,03/12/14
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.73%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Wynn Macau Ltd Notes
Date of Purchase,03/13/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.75
Aggregate % of Issue Purchased by the Firm,3.07%
"Commission, Spread or Profit",0.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,MPH Acquisition Holdings Notes
Date of Purchase,03/18/14
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.67%
"Commission, Spread or Profit",2.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Cemex Finance LLC Notes
Date of Purchase,03/25/14
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.99%
"Commission, Spread or Profit",0.40%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Kindred Healthcare, Inc. Notes"
Date of Purchase,03/26/14
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.23%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Guitar Center Inc. Notes
Date of Purchase,03/26/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $98.94
Aggregate % of Issue Purchased by the Firm,3.15%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Jones Energy Holdings, LLC & Jones Energy
Finance Corp. Notes"
Date of Purchase,03/27/14
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,5.28%
"Commission, Spread or Profit",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Nielsen Finance LLC and Nielsen Finance Co.
Notes
Date of Purchase,03/28/14
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.14%
"Commission, Spread or Profit",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Exterran Partners, L.P. and EXLP Finance
Corp. Notes"
Date of Purchase,03/31/14
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $98.37
Aggregate % of Issue Purchased by the Firm,5.41%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Bombardier Inc. Notes
Date of Purchase,03/31/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,7.63%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Bombardier Inc. Notes
Date of Purchase,03/31/14
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,0.76%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"RSP Permian, Inc. Stock"
Date of Purchase,01/17/14
Underwriter From Whom Purchased,Barclays
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $19.50
Aggregate % of Issue Purchased by the Firm,4.57%
"Commission, Spread or Profit",$1.12
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,Care.com Stock
Date of Purchase,01/23/14
Underwriter From Whom Purchased,Morgan Stanley
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $17.00
Aggregate % of Issue Purchased by the Firm,1.27%
"Commission, Spread or Profit",$1.19
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,Ultragenyx Pharmaceutical Inc. Stock
Date of Purchase,01/31/14
Underwriter From Whom Purchased,Morgan Stanley
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $21.00
Aggregate % of Issue Purchased by the Firm,3.79%
"Commission, Spread or Profit",$1.47
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Talmer Bancorp, Inc. Stock"
Date of Purchase,02/12/14
Underwriter From Whom Purchased,"Keefe, Bruyette &
Woods"
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $13.00
Aggregate % of Issue Purchased by the Firm,2.09%
"Commission, Spread or Profit",$0.91
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,Inogen Inc. Stock
Date of Purchase,02/14/14
Underwriter From Whom Purchased,Leerink Partners
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $16.00
Aggregate % of Issue Purchased by the Firm,3.12%
"Commission, Spread or Profit",$1.12
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Q2 Holdings, Inc. Stock"
Date of Purchase,03/20/14
Underwriter From Whom Purchased,Stifel
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $13.00
Aggregate % of Issue Purchased by the Firm,3.44%
"Commission, Spread or Profit",$0.91
Fair & Reasonable Commission (Y/N) (1),Y
,